UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 27, 2005
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices, including zip code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

 Item 7.01.  Regulation FD Disclosure.

     On September 27, 2005, RF Micro Devices, Inc. issued a press release announcing that it has shipped its 10 millionth POLARIS™ cellular transceiver and providing additional POLARIS™ transceiver guidance.  A copy of the press release is attached as Exhibit 99.1.

 Item 9.01.       Financial Statements and Exhibits.

(c)        Exhibits

Exhibit No.                                Description of Exhibit

99.1                                          Press Release dated September 27, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By:/s/ Barry D. Church
                                                                                  Barry D. Church
                                                                                  Vice President and Corporate Controller
                                                                                  (Principal Accounting Officer)

Date:    September 27, 2005

                                                             EXHIBIT INDEX

Exhibit No.            Description of Exhibit

99.1                      Press Release dated September 27, 2005